                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   -----------

         Date of Report (date of earliest event reported): MAY 10, 2005


                                   AWARE, INC.
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS               000-21129              04-2911026
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)        Identification No.)


                    40 MIDDLESEX TURNPIKE, BEDFORD, MA, 01730
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (781) 276-4000


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


--------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this report:

 Number         Description
 ------         -----------

   99.1         Press release issued by Aware, Inc. on May 10, 2005.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 10, 2005, Aware, Inc. issued the press release, attached to this Form 8-K as Exhibit 99.1, describing the results of operations and financial condition of the company as of and for the quarter ended March 31, 2005.





--------------------------------------------------------------------------------


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        AWARE, INC.


Dated: May 10, 2005                     By: /s/ Michael A. Tzannes
       ------------                         ----------------------
                                           Michael A. Tzannes
                                           Chief Executive Officer

                                  EXHIBIT INDEX


 Number         Description
 ------         -----------

   99.1         Press release issued by Aware, Inc. on May 10, 2005.

                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Rob Weiskopf
Aware, Inc.
781-276-4000



                     AWARE, INC. REPORTS 2005 FIRST QUARTER

                                FINANCIAL RESULTS



BEDFORD, MASS. - MAY 10, 2005 - Aware, Inc. (NASDAQ: AWRE), a worldwide leader and innovator of broadband intellectual property, today reported financial results for its first quarter ended March 31, 2005.

Revenues for the first quarter of 2005 were $4.2 million compared to $3.6 million for the same period last year. Net loss for the first quarter of 2005 was $0.3 million, or $0.01 per share, compared to a net loss of $1.1 million, or $0.05 per share, for the year-ago period.

"We are seeing increased demand for our StratiPHY2+(TM) licensing products as the industry shifts to higher-value services using ADSL2+," commented Michael Tzannes, Aware's chief executive officer. "This quarter's highlight was the addition of a new StratiPHY2+ licensee, which further validates the value proposition of StratiPHY2+ and increases the number of Aware licensees to six."

Tzannes also noted that recently published DSL forecasts from Infonetics Research indicate that 2005 will be a year of strong DSL growth based on the following projections:

     o CO ports will grow from about 58 million in 2004 to 61 million in 2005; and
     o CPE will grow from about 36 million in 2004 to over 78 million in 2005.

"We intend to capitalize on this expanded market opportunity by adding new customers and increasing the share of the market that uses our StratiPHY products," commented Tzannes.

He continued, "We expect that a new VDSL2 standard will be consented at the International Telecommunications Standard meeting in Geneva later this month. This will be a significant addition to the arsenal of DSL standards and will deliver higher speeds to infrastructures with fiber penetrating deeper into phone company networks. We expect that this new standard will act as an added incentive for a rapid transition to higher speed DSL services. In anticipation of this standard, we have developed our StratiPHY3 product, the latest addition to our StratiPHY family. StratiPHY3 will support ADSL and VDSL standards in a highly flexible, cost effective silicon-level technology platform."

 "In our biometrics products, we have recently launched new products as part of our strategy to expand the footprint of our industry offerings," commented Tzannes. "We are pleased to report that we had first significant sales of our new e-passport ICAOPack product this quarter."

 "We are on the right track with our product offerings. The DSL industry appears poised to enter an exciting stage of rapid growth and new service offerings and we intend to remain at the center of that activity. The biometrics industry is expanding to include the use of biometrics other than fingerprints for markets outside of law enforcement and we are aggressively developing new products to address these opportunities," Tzannes concluded.

Note: Aware's conference call will be broadcast live over the Internet today, May 10, 2005 at 5:00 p.m. Eastern Time. To listen to the call, please go to WWW.AWARE.COM, and click on "Investor Relations." The conference call may also be heard by calling (719) 457-2727 and referencing the confirmation number 8148346. A replay of the call will be archived on our website after the call.

About Aware

Aware, Inc. designs, develops, licenses and markets DSL technologies that enable broadband communications over existing telephone networks. Its solutions, including splitterless G.lite, full-rate ADSL, ADSL2, ADSL2+, Dr. DSL(R), StratiPHY2+(TM), and G.SHDSL, address central office as well as customer premise requirements. Aware is also a leading provider of standards-based biometric transaction and image compression software toolkits. More information about Aware can be found at http://www.aware.com.

Safe Harbor Warning

Portions of this release contain forward-looking statements regarding future events and are subject to risks and uncertainties, such as estimates or projections of future revenue and earnings and the growth of the DSL market. Aware wishes to caution you that there are factors that could cause actual results to differ materially from the results indicated by such statements. These factors include, but are not limited to: we have a unique business model, our quarterly results are difficult to predict, we depend on a limited number of licensees, we derive a significant amount of revenue from one customer, we depend on equipment companies to incorporate our technology into their products, we face intense competition from other DSL vendors, DSL technology competes with other technologies for broadband access, and our business is subject to rapid technological change. We refer you to the documents Aware files from time to time with the Securities and Exchange Commission, specifically the section titled Factors That May Affect Future Results in our Annual Report on Form 10-K for the year ended December 31, 2004 and other reports and filings made with the Securities and Exchange Commission.


 DR. DSL AND STRATIPHY2+ ARE TRADEMARKS OR REGISTERED TRADEMARKS OF AWARE, INC.





                                     -MORE-

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

                                   AWARE, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                            THREE MONTHS ENDED
                                                                                 MARCH 31,
                                                                    ------------------------------------
                                                                           2005              2004
                                                                    ------------------  ----------------
  Revenue:
    Product sales.................................................           $ 961              $1,223
    Contract revenue..............................................           2,163               1,278
    Royalties.....................................................           1,100               1,101
                                                                    ------------------  ----------------
        Total revenue                                                        4,224               3,602

Costs and expenses:
    Cost of product sales.........................................              60                 337
    Cost of contract revenue......................................             840                 667
    Research and development......................................           2,553               2,671
    Selling and marketing.........................................             633                 604
    General and administrative....................................             669                 593
                                                                    ------------------  ----------------
         Total costs and expenses                                            4,755               4,872

Loss from operations..............................................            (531)             (1,270)
Interest income...................................................             217                 123
                                                                    ------------------  ----------------

Loss before provision for income taxes............................            (314)             (1,147)
Provision for income taxes........................................               -                   -
                                                                    ------------------  ----------------

Net loss..........................................................           ($314)            ($1,147)
                                                                    ==================  ================

Net loss per share - basic and diluted ...........................          ($0.01)             ($0.05)

Weighted average shares - basic and diluted.......................          22,943              22,751


                                   AWARE, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                                       MARCH 31,            DECEMBER 31,
                                                                                         2005                   2004
                                                                                    ----------------    ---------------------
ASSETS
     Cash and investments.....................................................              $38,837             $38,266
     Accounts receivable, net.................................................                3,314               3,070
     Property and equipment, net..............................................                8,196               8,287
     Other assets, net........................................................                  622                 560
                                                                                    ----------------    ---------------------

     Total assets.............................................................              $50,969             $50,183
                                                                                    ================    =====================



LIABILITIES AND STOCKHOLDERS' EQUITY

     Total current liabilities................................................               $2,278              $1,427

     Total stockholders' equity..............................................                48,691              48,756
                                                                                    ----------------    ---------------------

     Total liabilities and stockholders' equity...............................              $50,969             $50,183
                                                                                    ================    =====================


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